UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12


                          FIRST AVIATION SERVICES INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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           statement number, or the Form or Schedule and the date of its filing.

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                          FIRST AVIATION SERVICES INC.
                               15 RIVERSIDE AVENUE
                           WESTPORT, CONNECTICUT 06880

                                 ---------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                -----------------

The 2007 Annual Meeting of Stockholders of First Aviation Services Inc. (the "Annual Meeting") will be held at the offices of Aerospace Products International, Inc., 3778 Distriplex Drive North, Memphis, TN 38118 on Tuesday, June 26, 2007 at 8:30 a.m. local time for the following purposes:

            1. To elect one director for a term to expire at the Annual Meeting of Stockholders in the year 2010 (Class II).

            2. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2008.

            3. To consider and vote upon a proposal to approve the First Aviation Services Inc. 2007 Stock Incentive Plan.

            4. To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

The Board of Directors, by resolution, has fixed the close of business on May 25, 2007, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Stockholders are invited to attend the Annual Meeting. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. If you attend the Annual Meeting, you may vote your shares in person, which will revoke any previously executed proxy.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the Annual Meeting. In order to vote your shares at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

Regardless of how many shares you own, your vote is very important, and we encourage you to exercise your right to vote. Please COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                                        By order of the Board of Directors,

                                        Robert E. Malachowski
                                        Secretary



Westport, Connecticut
May 31, 2007

                          FIRST AVIATION SERVICES INC.
                               15 RIVERSIDE AVENUE
                           WESTPORT, CONNECTICUT 06880
                                 ---------------

                                 PROXY STATEMENT
                                -----------------

                                  INTRODUCTION

This proxy statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of First Aviation Services Inc., a Delaware corporation ("First Aviation" or the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board") for use at the Company's 2007 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 26, 2007, at 8:30 a.m. local time at the offices of Aerospace Products International, Inc., 3778 Distriplex Drive North, Memphis, TN 38118, and at any adjournment or postponement thereof (the "Annual Meeting"). The Notice of Annual Meeting, this proxy statement, the accompanying proxy, the Company's Annual Report on Form 10-K for the year ended January 31, 2007, and the Company's Annual Report are first being furnished to stockholders on or about May 31, 2007.

The Company's principal executive offices are located at 15 Riverside Avenue, Westport, Connecticut 06880. Additional information about the Company can be found on the Company's worldwide website at www.favs.com, or www.apiworldwide.com.

RECORD DATE

The Board of Directors has fixed the close of business on May 25, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each such stockholder will be entitled to one vote on all matters to come before the Annual Meeting for each share of Common Stock held on the Record Date, and may vote in person or by proxy authorized in writing. On the Record Date, there were 7,373,613 shares of Common Stock issued and outstanding.

MATTERS TO BE CONSIDERED

At the Annual Meeting, stockholders will be asked to consider and vote upon: (1) the election of one director for a term to expire at the Annual Meeting of Stockholders in the year 2010 (Class II), and until his successor is duly elected and qualified; and (2) the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2008; and (3) the approval of the First Aviation Services Inc. 2007 Stock Incentive Plan. The Board of Directors does not know of any other matter to be brought before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

QUORUM; REQUIRED VOTES

The presence at the Annual Meeting, in person or represented by proxy, by the holders of a majority of the voting power of the issued and outstanding shares of Common Stock on the Record Date entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and "broker non-votes" will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting. A "broker non-vote" occurs when a bank, broker or other holder of record ("broker") holding shares in "street name" for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Election of directors requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Only votes "FOR" a director or withheld for a director are counted in determining whether a plurality has been achieved for such director. Abstentions and broker non-votes are not counted for the purposes of the election of directors and will not effect the outcome of such election.

Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2008 and the approval of the First Aviation Services In. 2007 Stock Incentive Plan requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Stockholders may vote "FOR" or "AGAINST" these proposals, or may abstain from voting. Because abstentions are treated as shares present or represented and voting, abstaining has the same effect as a vote "AGAINST" a proposal. Broker non-votes are not counted for the purpose of determining whether stockholders have approved such matters and, thus, will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

VOTING AND REVOCATION OF PROXIES

Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company's Transfer Agent and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, shares represented by properly executed proxies will be voted "FOR" the election of the nominee for director named herein, "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending January 31, 2008 and "FOR" the approval of the First Aviation Services Inc. 2007 Stock Incentive Plan. If other matters are properly presented at the Annual Meeting, the proxy holders named in the accompanying form of proxy will vote your shares at their discretion.

If your shares of Common Stock are held in the name of your broker, a bank, or other nominee (sometimes referred to as being held in "street name"), only your broker, bank or other nominee may execute a proxy and vote your shares. Please sign, date and promptly return the voting instruction form you receive from your broker, bank or other nominee in accordance with the instructions on the form. If you wish to vote your "street name" shares directly, you will need to obtain a document known as a "legal proxy" from your broker, bank or other nominee. Please contact your broker, bank or other nominee if you wish to do so. If you do not give voting instructions to your broker, your broker may vote your shares for you on any discretionary items of business to be voted upon at the Annual Meeting, such as the election of directors and the ratification of the appointment of Ernst & Young LLP. The approval of the 2007 Stock Incentive Plan, however, is considered a non-discretionary item and, therefore, your broker may not vote your shares without instructions from you. If you do not provide voting instructions on a non-discretionary item, the shares will be treated as "broker non-votes."

Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Company's Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

If you receive this proxy statement with a voting instruction form from your broker, bank or other nominee, please vote in accordance with the Board's recommendations, and sign, date and mail the enclosed voting instruction form in the postage-paid envelope provided.





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


1.    ELECTION OF DIRECTOR (PROPOSAL NO. 1)

BOARD'S NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS FOR A TERM EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN THE YEAR 2010 - CLASS II DIRECTORS.

The nominee for director is Robert L. Kirk. The Company's Restated Certificate of Incorporation provides for a Board of Directors composed of three classes, each with a term of office of three years, expiring sequentially at successive Annual Meetings of Stockholders. The Board of Directors currently is comprised of five directors, two directors each in Class I and Class II, and one in Class III, and there are no vacancies. The classes distinguish term of office only. If elected, the nominee for Class II will serve for a term to expire at the Annual Meeting of Stockholders in the year 2010, or until his successor is duly elected and qualified.

The accompanying proxy will be voted for the election of the Board's nominee unless contrary instructions are given. The nominee at present is available for election as a member of the Board of Directors. If the nominee is unable to serve, the persons named as proxies intend to vote for such other person or as the Board of Directors may designate.

Background information for the nominee, as well as the three directors continuing in office, can be found under the caption "Directors" below. If Mr. Kirk is elected, the size of the Board will be reduced from five to four directors with no vacancies.

Directors will be elected by a plurality of the votes cast. If you do not wish your shares to be voted for the nominee, please select "withhold authority for the nominee" in the appropriate space provided on the enclosed proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT L. KIRK.

Members of the Board of Directors Continuing in Office:

TERMS EXPIRE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS - CLASS III DIRECTOR

Joseph J. Lhota

TERM EXPIRES AT THE 2009 ANNUAL MEETING OF STOCKHOLDERS - CLASS I DIRECTORS

Aaron P. Hollander
Stanley J. Hill

DIRECTORS

The current directors of the Company are as follows:

NAME                   AGE    POSITIONS
----                   ---    ---------

Aaron P. Hollander      50    Chairman of the Board, Chief Executive Officer and
                              Director

Michael C. Culver       56    Director

Stanley J. Hill         65    Director

Robert L. Kirk          78    Director

Joseph J. Lhota         52    Director


      Aaron P. Hollander co-founded and has served as Chairman of the Board of Directors of the Company since March 1995. In October 2006, Mr. Hollander succeeded Michael Culver as Chief Executive Officer of the Company. In 1985, Mr.


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



Hollander, along with Mr. Culver, co-founded First Equity Group Inc. ("First Equity Group"), and has served as its President and Co-Chief Executive Officer since that time. First Equity Group's ownership interests, in addition to the Company, include First Equity Development Inc., an aerospace investment and advisory firm ("First Equity"), Skip Barber Racing School, LLC ("Skip Barber") and Imtek, Inc. ("Imtek"), a specialty marketing and fulfillment company. Mr. Hollander is a director and serves as the Chief Executive Officer of Skip Barber, and is the Chairman of the Board of Directors of Imtek.

      Michael C. Culver co-founded the Company and has served as a Director of the Company since March 1995. Mr. Culver served as President and Chief Executive Officer of the Company from March 1995 until October 2006, and thereafter served as Vice Chairman of the Company until his employment ended in May 2007. Mr. Culver co-founded First Equity Group, along with Mr. Hollander, and has served as Co-Chief Executive Officer of First Equity Group since that time. Since March 19, 2007, Mr. Culver has also served as Chief Operating Officer of Columbia Aircraft Manufacturing Corp., an aircraft manufacturing company. Mr. Culver also serves as Chairman of the Board of Directors of Skip Barber and is a director and Vice President of Imtek. Mr. Culver is not standing for re-election as a Class II Director and will not serve as a director subsequent to the Annual Meeting.

      Stanley J. Hill has served as a Director since December 2000. In 2000, Mr. Hill retired as the President, Chief Executive Officer and Chairman of Kaiser Aerospace and Electronics Corporation and its parent, K Systems, Inc. (collectively, "Kaiser Aerospace"). Mr. Hill had been associated with Kaiser Aerospace for nearly 30 years. Mr. Hill is a director of Intevac Inc., which is based in Santa Clara, CA, and has its stock traded on the NASDAQ national market.

      Robert L. Kirk has served as a Director since March 1997. In 1998, Mr. Kirk retired as the Chairman of British Aerospace Holdings, Inc., an international aerospace corporation. Mr. Kirk had been Chairman since 1992. Mr. Kirk served as Chairman and Chief Executive Officer of CSX Transportation, Inc., the railroad subsidiary of CSX Corporation, from 1990 to 1992, and was Chairman and Chief Executive Officer of Allied-Signal Aerospace Co. from 1986 to 1989.

      Joseph J. Lhota became a Director in April 2002. Mr. Lhota currently serves as Executive Vice President of Cablevision Systems Corporation. Prior to joining Cablevision, Mr. Lhota served various positions on former New York City Mayor Rudolph W. Giuliani's senior management team. From 1998 to 2001, he was New York's Deputy Mayor for Operations, overseeing the day-to-day operations of city government. Prior to his government service, Mr. Lhota spent 15 years in investment banking specializing in public finance. He served as director of public finance at CS First Boston Corporation and as a member of its Public Finance Management Committee. He also has been a managing director at Paine Webber Incorporated.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Director Independence

The Board of Directors has determined that each of Messrs. Hill, Kirk and Lhota, constituting a majority of the Board, is an "independent director" in accordance with the rules and regulations of The NASDAQ Stock Market LLC ("NASDAQ").

Committees of the Board

The Board currently has, and appoints the members of, standing Executive, Audit, Nominating and Corporate Governance, and Compensation Committees. Each member of the Audit, Nominating and Corporate Governance, and Compensation Committees is an "independent director" in accordance with the rules and regulations of NASDAQ. The members of each of the committees of the Board are as follows:



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





                                            NOMINATING
                                               AND
                                            CORPORATE
                                            GOVERNANCE         COMPENSATION
EXECUTIVE COMMITTEE     AUDIT COMMITTEE     COMMITTEE          COMMITTEE
-------------------     ---------------     ---------          ---------

Michael C. Culver       Joseph J. Lhota,    Stanley J. Hill,   Robert L. Kirk,
                        Chairman            Chairman           Chairman
Aaron P. Hollander      Robert L. Kirk      Robert L. Kirk     Stanley J. Hill
                        Stanley J. Hill     Joseph J. Lhota    Joseph J. Lhota

Executive Committee

The Executive Committee currently consists of two directors of the Company, Messrs. Culver and Hollander. The Executive Committee has the power and authority to exercise all of the powers and authority of the Board of Directors in managing the business affairs of the Company, except that it does not have the power and authority to: (i) amend the Certificate of Incorporation or Bylaws of the Company; (ii) adopt an agreement of merger or consolidation, or to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (iii) recommend to stockholders a dissolution of the Company or a revocation of the dissolution; or
(iv) declare a dividend or authorize the issuance of stock of the Company unless expressly authorized by a resolution of the Board of Directors.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of the Company's financial reporting; (ii) the Company's systems of internal accounting and financial and disclosure controls; (iii) the qualifications, engagement, compensation, independence and performance of the Company's independent registered public accounting firm, their conduct of the annual audit, and their engagement for any other services; (iv) the Company's legal and regulatory compliance; (v) the Company's codes of ethics as established by management and the Board; and (vi) the preparation of the audit committee report for inclusion in the Company's annual proxy statement. The Audit Committee also reviews and approves transactions or courses of dealing with related parties.

The Audit Committee may also perform such other tasks as are assigned to it from time to time by the Board of Directors. The Audit Committee has the power to retain outside counsel, independent auditors or other advisors to assist it in carrying out its activities.

The Audit Committee met six times during the fiscal year ended January 31, 2007.

The Audit Committee is governed by a written charter approved by the Board of Directors. The charter is available on the Company's website at www.favs.com.

The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the listing standards of NASDAQ and under the independence criteria established by the SEC for audit committee members.

The Board of Directors has also determined that Mr. Lhota is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is independent as that term is used in Item 407(d)(5)(i) of Regulation S-K of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies; (ii) overseeing the Company's policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) overseeing implementation of the Company's Corporate Governance Guidelines and Principles; and (iv) reviewing the overall corporate governance of the Company and recommending changes when necessary or desirable.

The Committee may also perform such other tasks as are assigned to it from time to time by the Board of Directors. The Committee has the power to retain outside counsel or other advisors to assist it in carrying out its activities.

The Committee is governed by a written charter approved by the Board of Directors. The charter is available on the Company's website at www.favs.com.

The Committee consists entirely of independent directors. The Committee met two times during the fiscal year ended January 31, 2007.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment by which the Committee considers candidates for director is based upon various criteria, including their integrity, independence, ability to exercise sound business judgment, demonstrated leadership ability, breadth of knowledge about issues affecting the Company and business experience and technical skills, in particular the extent to which they possess experience and skills relevant to the Company's business which would be helpful to the Board in determining and executing the Company's strategies.

In the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation and quality of performance.

Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The Committee identifies potential new director candidates by recommendations from its members, other Board members, Company management and stockholders, and may, if necessary or appropriate, utilize the services of a professional search firm.

The Committee considers recommendations for Board candidates submitted by stockholders using the same criteria (described above) that it applies to recommendations from the Committee, directors and members of management. In order to be considered, a recommendation from a stockholder must be received by the Committee no later than the 120th calendar day before the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting, and must include the stockholder's name and contact information, the candidate's name and contact information, a description of any relationship between the stockholder and the candidate, a description of the candidate's qualifications, and a signed statement from the candidate that he or she is willing and able to serve on the Board. Stockholders must submit recommendations in writing to the Nominating and Corporate Governance Committee at c/o Corporate Secretary, First Aviation Services Inc., 15 Riverside Avenue, Westport, Connecticut 06880.

Compensation Committee

The Compensation Committee assists the Board in overseeing the Company's management compensation policies and practices, including: (i) determining and approving the compensation of the Chief Executive Officer and the Company's other executive officers; (ii) reviewing and approving executive level management incentive compensation policies and programs; and (iii) periodically reviewing, with the Chairman of the Board and the CEO, succession plans for senior executive officers. The Compensation Committee also assists in preparing the Committee's report required by SEC rules. The Compensation Committee may also perform such other tasks as are assigned to it from time to time by the Board of Directors. The Compensation Committee has the power to retain outside counsel or other advisors to assist it in carrying out its activities. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised solely of one or more members of the committee so long as such delegation is otherwise consistent with law and applicable rules of the SEC and NASDAQ.

The Compensation Committee met two times during the year ended January 31, 2007.



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The Company generally follows the following processes and procedures in connection with the consideration and determination of the compensation of the executive officers. Ultimately, the compensation of the executive officers is determined by the Compensation Committee. The members of the committee use their experience and judgment to make decisions they believe are in the best long-term interests of the Company. The Company's processes and procedures are not formalized but adapt to the particular arrangement being considered. For example, a routine discretionary annual cash bonus for a relatively small amount is handled differently than a multi-year employment agreement. In the case of non-routine arrangements for executive officers, the CEO may discuss the proposed arrangements with one or more directors for their advice and other input, on a preliminary basis. After the arrangements are further refined and term sheets prepared, the committee meets to discuss them with the CEO. During part of the meeting, the CEO and any other employees, if present, are excused so that the committee may deliberate among themselves. The committee may request financial and other data from the Company and review strategic and business plans with the CEO. The chairman of the committee may negotiate terms with the CEO or other executive officers. The length of this process varies depending on a variety of factors, and the committee may meet to be updated on progress, receive revised term sheets and other data, ask questions and provide further direction. The committee may also hear from persons with specialized knowledge in certain areas, such as the Company's Chief Financial Officer for accounting matters. Ultimately, the committee meets to make the final determination to approve the arrangements, usually after reviewing the related documentation memorializing the arrangements substantially in final form. During the process and at its conclusion, the committee also provides periodic reports of its activities to the full board.

For more routine compensation arrangements with an executive officer, such as a discretionary cash bonus, the CEO makes a recommendation to the Compensation Committee. In ordinary course, the committee meets to determine whether to approve the payment or award, after asking questions of the CEO and reviewing any materials submitted to them.

The Committee is governed by a written charter approved by the Board of Directors. The charter sets out in greater detail the specific responsibilities of the Compensation Committee. The charter is available on the Company's website at www.favs.com.

Directors' Attendance at Meetings of the Board of Directors

The Board of Directors held a total of nine meetings during the fiscal year ended January 31, 2007, which does not include actions by written consent or committee meetings. Each director attended 100% of the Board Meetings, and 100% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

Directors' Attendance at Annual Meetings of Stockholders

The Board of Directors encourages all of its members to attend the Company's annual meeting of stockholders. All members of the Board serving as directors during the fiscal year ended January 31, 2007 attended the 2006 Annual Meeting of Stockholders.

Stockholder Communications with the Board

A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail addressed to the Board of Directors generally, or to such specific director or directors individually, at c/o Corporate Secretary, First Aviation Services Inc., 15 Riverside Avenue, Westport, Connecticut 06880. All communications so addressed will be forwarded to the Board of Directors or the individual director or directors, as applicable.

CODES OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company and a Supplemental Code of Ethics for the CEO, CFO and other senior financial officers. These Codes of Business Conduct and Ethics are available on the Company's website at www.favs.com. The Company may disclose certain amendments to, or waivers from, these Codes of Business Conduct and Ethics by posting such information on its website.

REPORT OF THE AUDIT COMMITTEE

The following is a report of the Audit Committee with respect to the Company's audited consolidated financial statements for the fiscal year ended January 31, 2007:

      o The Audit Committee has reviewed and discussed the audited consolidated financial statements with management;

      o The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

      o The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accounting firm as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions with the Company's management and independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2007, for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors,

Stanley J. Hill
Robert L. Kirk
Joseph J. Lhota

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of May 25, 2007 (unless otherwise indicated) by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and nominees, (iii) each of the executive officers named in the Summary Compensation Table (included in this Proxy Statement below), and
(iv) all directors and current executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Each of the persons listed in the table who beneficially own more than 5% of the outstanding shares of Common Stock maintains an address at 15 Riverside Avenue, Westport, Connecticut 06880, unless otherwise indicated.

                                          AMOUNT AND
                                          NATURE OF
                                          BENEFICIAL        PERCENT OF
           BENEFICIAL OWNER               OWNERSHIP           CLASS
           ----------------               ---------           -----

First Equity Group Inc. (1)               3,785,807            51.3%
Aaron P. Hollander (1)(2)                 3,785,807            51.3%
Michael C. Culver (1)(3)                  3,785,807            51.3%
The Wynnefield Group (4)                  2,230,144            30.2%
    450 Seventh Avenue, Suite 509
    New York, NY  10123


Stanley J. Hill                              44,168             *
Robert L. Kirk                               60,492             *
Joseph J. Lhota                              35,161             *
Bill Reznicek                                    --             *
Robert G. Costantini                             --             *
Paul J. Fanelli                                  --             *
Robert Malachowski                               --             *

All directors and current executive
officers as a group (6 persons)           3,925,628            53.2%
----------------------------------
* less than 1%

(1) Aaron P. Hollander and Michael C. Culver own, in the aggregate, all of the outstanding shares of First Equity Group Inc. First Equity Group Inc. has pledged 500,000 shares of the Company's Common Stock to TD BankNorth, the successor-in-interest to Hudson United Bank, as collateral for a loan.

(2) Includes 300 shares held as custodian for his minor children.

(3) Includes 200 shares held as custodian for his minor children.

(4) Based upon a Form 4 filed on September 22, 2005, and a Schedule 13D, amendment No. 13, filed with the SEC on January 14, 2005, the members of the "group" (as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) consist of Wynnefield Partners Small Cap Value, L.P. ("Partners"), Wynnefield Partners Small Cap Value, L.P. I ("Partners I"), Wynnefield Partners Small Cap Value Offshore Fund, Ltd. ("Offshore"), Nelson Obus ("Obus"), Joshua H. Landes ("Landes"), Wynnefield Capital Management, LLC ("Capital Management"), Wynnefield Capital Inc. ("Capital"), and Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan ("Capital Plan"). Each member of the group may be deemed to share voting and dispositive power with respect to the Common Stock directly owned by any member. Partners owns 637,958 shares directly, and Partners I owns 740,834 shares directly. Capital Management has an indirect beneficial ownership interest in shares of Common Stock owned by Partners and Partners I. Landes and Obus are co-managing members of Capital Management. Offshore owns 743,852 shares directly. Capital has an indirect beneficial ownership interest in the shares of Common Stock owned by Offshore through its status as investment manager of Offshore. Obus and Landes are the principal executive officers of Capital. Capital Plan owns 7,500 shares directly. Obus and Landes share the power to vote and dispose of those shares. Obus owns 100,000 shares directly.

COMPENSATION OF DIRECTORS

BOARD OF DIRECTORS COMPENSATION

Each of the Company's non-employee directors, other than Mr. Culver, receives an annual fee of $25,000, paid in installments each quarter in shares of the Company's common stock. The shares are not subject to any vesting requirement. In addition, each non-employee director receives $2,000 in cash for attendance at meetings of the Board of Directors or committees thereof, except for four regularly scheduled board meetings and the annual shareholder's meeting, but not more than $2,000 for all board and committee meetings that occur on the same day. Members of the Board of Directors are reimbursed for actual expenses of attendance at meetings.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR ENDED JANUARY 31, 2007

                                   Fees Earned          Stock
                                   or Paid in           Awards         Total
              Name                   Cash ($)           ($) (1)         ($)
         ------------------        -----------        ----------      -------
         Stanley J. Hill             $20,000          $25,000 (2)     $45,000

         Robert L. Kirk              $20,000          $25,000 (2)     $45,000

         Joseph J. Lhota             $20,000          $25,000 (2)     $45,000


(1) The amounts shown reflect the compensation costs the Company recognized for financial statement purposes in the fiscal year ended January 31, 2007, as determined pursuant to Statement of Financial Accounting Standards (SFAS) No. 123 (Revised 2004), Share Based Payments ("FAS 123R") for fees earned and payable in shares of the Company's common stock. The amounts reflect the fair market value on the date the compensation was earned.

(2) Reflects the grant date fair value of $6,250 computed in accordance with FAS 123R on each of the following grant dates: April 30, 2006; July 31, 2006; October 31, 2006; and January 31, 2007. The grant of shares on January 31, 2007 was not actually made. Messrs. Hill, Kirk and Lhota did not have any unvested stock awards outstanding at January 31, 2007.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee assists the board of directors in fulfilling its responsibilities with respect to oversight and determination of executive compensation including the compensation of the Named Executive Officers (as defined under "Summary Compensation Table" below). A description of the Compensation Committee's composition, functions, duties and responsibilities is set forth in this proxy statement under "Information Regarding the Board of Directors and Its Committees - Compensation Committee."

Compensation Objectives and Philosophy

The basic philosophy behind executive compensation is to reward executives for performance and use an incentive to create shareholder value by:

      (i) enabling the Company to attract, retain and motivate skilled and experienced personnel that are critical to the Company's long-term success;

      (ii) aligning executive compensation with the short-term and long-term financial performance and strategic objectives of the Company; and

      (iii) rewarding superior performance.

Salary adjustments, bonuses and long-term incentive grants are reviewed at least annually to ensure consistency with this philosophy. The members of the Compensation Committee, each of whom is an independent director, use their experience and judgment to do what they feel is in the best long-term interest of the Company. The compensation of the Company's executive officers is determined solely by the Compensation Committee.

Elements of Compensation

The principal components of our compensation program are base salary, annual incentive bonuses and long-term incentive awards in the form of stock options and stock grants. These elements are blended in an effort to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and other senior personnel with those of our stockholders. Historically, we have provided long-term incentive awards in the form of stock options, because the Company and the Compensation Committee believed that the potential financial upside for a growth company was a benefit desired by, and rewarding to, our employees. However, given last year's accounting changes involving stock options, which introduced stock-based compensation expense in our financial statements, combined with the Company's slower growth last year, we have begun investigating other types of long-term incentive awards, including grants of restricted stock awards, which are permitted by our 2007 Stock Incentive Plan. The Company has recommended to the Committee that the Committee grant shares of restricted stock to a new Company executive under the plan if the plan is approved by stockholders.

We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation.

Designing a Competitive Compensation Package

Our goal of successful recruitment and retention of leadership to manage the Company requires a competitive compensation package, involving salary, bonus opportunities, long-term incentive awards, a 401(k) plan with a company match component, and various insurance benefits (including medical, life and disability) benefits. We emphasize: (1) fixed compensation elements of base salary and benefits; (2) variable cash compensation contingent on corporate performance; and (3) long-term incentive compensation payable in the form of equity compensation. Individual compensation will vary based on factors such as performance, job scope, abilities, tenure and retention risk.

The Company may consider, particularly in the case of new executive hires, the input of outside consultants such as executive search and recruitment firms, in formulating a competitive compensation package. Compensation specific to the Named Executive Officers is listed in the Summary Compensation Table.

Base Salary

Base salaries of the Named Executive Officers are determined on an individual basis and are based on job responsibilities and individual contributions. Decisions regarding base salary are made based upon such factors as analysis of compensation levels set by other companies, review of available compensation studies, Company need and candidate availability.

Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries are based on management's recommendation and the Committee's assessment of the individual's performance based on the individual's achievement of annual performance goals and the Committee's interaction with the individual. In general, in determining executive officers' salaries, the Committee considers salaries provided by competitors and similarly sized Public Companies, including those companies with which we compete for executive talent, individual experience and prior service with the Company, level of responsibility and overall job performance. The

Committee does not assign weights to these factors nor necessarily consider any one more important than the others.

Certain executives of the Company are subject to employment agreements or arrangements that are established by the Compensation Committee of the Company at the beginning of the executive's employment and are in effect for a specified period of time and which, in general, can be terminated by either the Company or the executive under certain conditions. These agreements or arrangements are described in the section Employment and Other Agreements and Arrangements.

Annual Cash Bonus

The Compensation Committee has the authority to grant discretionary annual cash bonuses to officers of the Company. Annual cash bonuses are designed to align employees' goals with the Company's financial and operational objectives for the current year and to reward individual performance. Decisions regarding bonuses are made based upon achievement of the Company's objectives, upon compensation levels paid to officers of other companies in the same sector as the Company, upon the performance of those companies compared to the Company, and upon the performance review of the individual executive.

Long-Term Incentive Awards

To promote our long-term objectives, equity awards are made to executive officers who are in a position to make a significant contribution to our long-term success. The Company has previously made equity awards pursuant to the Company's 1997 Stock Incentive Plan and intends to make future equity awards pursuant to the Company's 2007 Stock Incentive Plan if approved by the stockholders. The 2007 Stock Incentive Plan provides that the Committee has the authority to grant participants different types of equity awards, including non-qualified and incentive stock options, shares of common stock, restricted stock and stock appreciation rights.

Since equity awards may vest and grow in value over time, this component of the Company's compensation plan is designed to reward performance over a sustained period. The Company intends for these awards to strengthen the focus of the executives and other key employees on managing the Company from the perspective of a person with an equity stake in the Company.

Personal Benefits

Our Named Executive Officers participate in a variety of retirement, health and welfare, and vacation benefits designed to enable us to attract and retain our workforce in a competitive marketplace. Health and welfare and vacation benefits help ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

Termination Provisions

Employment agreements with the executive officers generally provide for severance payments and other benefits in an amount specified in the executive's employment agreement with the Company.. The payments and other benefits are provided in lieu of any amounts which would have been otherwise due to the executive under the Company's policy for severance benefits. Separation benefits are intended to ease the consequences to an executive of an unexpected termination of employment. Certain executive employment agreements include post-termination non-compete and non-solicitation covenants for a specified period of time.

Tax and Accounting Implications


As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, or the Code, which generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. None of the Named

Executive Officers currently receive compensation amounts which would raise such a deductibility issue.

Accounting for Stock-Based Compensation

Beginning February 1, 2006, we adopted FAS 123R, and began recording stock-based compensation expense in our financial statements in accordance with FAS 123R.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing "Compensation Discussion and Analysis" with the Company's management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this proxy statement and the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2007.

Respectively submitted by the members of the Compensation Committee of the Board of Directors,

Robert L. Kirk
Stanley J. Hill
Joseph J. Lhota

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended January 31, 2007, the Compensation Committee consisted of Messrs. Hill, Kirk and Lhota, each an independent director, and none of such members is a current or former officer of the Company or any of its subsidiaries or was a party to any disclosable related person transaction in which the Company was a participant.

                           SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for each person who served as the Company's principal executive officer and principal financial officer in the fiscal year ended January 31, 2007 and each of the other executive officers or former executive officers of the Company required to be included under rules of the SEC (collectively, the "Named Executive Officers"), for the fiscal year ended January 31, 2007.


                            Year
                            Ended
   Name and Principal      January                                  Option        All Other       Total($)
        Position             31,      Salary($)       Bonus($)     Awards($)     Compensation       ($)
   ------------------      -------   -----------     ---------     ---------     ------------     --------
Aaron P. Hollander          2007     $197,115(1)           --             --             --       $197,115
Chairman of  the Board
and Chief Executive
Officer

Michael C. Culver           2007     $302,885(2)           --             --             --       $302,885
Director and former
Vice Chairman, President
and Chief Executive
Officer

Bill Reznicek               2007       $6,358(3)      $20,000(4)          --             --        $26,358
Vice President, Chief
Financial Officer

Robert G. Costantini        2007     $142,308(5)           --        $ 8,814(6)      $7,615(7)    $149,923
Former Chief Financial
Officer and Secretary


Robert Malachowski          2007      $85,000         $10,000             --         $2,015(9)     $97,015
Director of Financial
Reporting; Secretary
and former Interim
Principal Financial
Officer (8)

Paul J. Fanelli             2007     $254,807(10)          --        $ 6,354(11)    $12,600(12)   $267,408
Former President and
Chief Executive Officer,
Aerospace Products
International, Inc.


(1) Mr. Hollander received $109,615 from February 1, 2006 through October 11, 2006 with respect to his duties as Chairman of the Board of Directors, based on a salary of $150,000 per year. From October 12, 2006 through January 31, 2007, Mr. Hollander received $87,500 based on a salary of $325,000 per year with respect to his duties as Chief Executive Officer and Chairman of the Company.

(2) Mr. Culver received $255,769 from February 1, 2006 through October 11, 2006 as Chief Executive Officer of the Company, based on a salary of $350,000 per year. From October 12, 2006 through January 31, 2007, Mr. Culver received $47,116 based on a salary of $175,000 per year as Vice Chairman of the Company.

(3) Mr. Reznicek's employment commenced January 12, 2007.

(4) Constitutes a signing bonus.

(5) Effective September 30, 2006, Mr. Costantini ceased to be employed by the Company.

(6) On September 30, 2006, Mr. Costantini forfeited 58,000 options, of which 53,333 would have been exercisable at January 31, 2007, as a result of the termination of his employment with the Company as of such date.

(7) Includes (i) $6,769 constituting payments for consulting services in lieu of providing required contractual notice period for termination and (ii) $846 constituting the Company's matching contributions made to the Company's 401(k) plan.

(8) Mr. Malachowski served as interim principal financial officer of the Company from December 13, 2006 to January 12, 2007.

(9) Constitutes the Company's matching contributions made to the Company's 401(k) plan.

(10) Effective January 5, 2007, Mr. Fanelli ceased to be employed by the Company. Includes $14,423 with respect to accrued vacation pay. The Company is currently reviewing the amount paid to Mr. Fanelli.

(11) On January 5, 2007, Mr. Fanelli forfeited 25,000 options, of which 16,668 would have been exercisable at January 31, 2007, as a result of the termination of his employment with the Company effective as of January 5, 2007.

(12) Includes $12,600 relocation expense.

       GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR ENDED JANUARY 31, 2007

No equity or non-equity plan-based award was granted to any Named Executive Officer for the fiscal year ended January 31, 2007.

          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END JANUARY 31, 2007

No unexercised option, unvested stock or equity awards were outstanding for any Named Executive Officer as of January 31, 2007. Mr. Fanelli forfeited 25,000 options on January 5, 2007 and Mr. Costantini forfeited 58,000 options on September 30, 2006 due to the termination of each individual's respective employment with the Company on such dates.

     OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR ENDED JANUARY 31, 2007

No options were exercised by any Named Executive Officer, and no shares of stock held by any Named Executive Officer vested, during the fiscal year ended January 31, 2007.

           PENSION BENEFITS DURING FISCAL YEAR ENDED JANUARY 31, 2007

The Company does not have a pension or retirement plan, and did not have one during the fiscal year ended January 31, 2007.

                       NONQUALIFIED DEFERRED COMPENSATION

The Company does not have a non-tax-qualified deferred compensation plan, and did not have one during the fiscal year ended January 31, 2007.

EMPLOYMENT AND OTHER AGREEMENTS AND ARRANGEMENTS

CURRENT EXECUTIVE OFFICERS

Employment Arrangement with Aaron Hollander

On August 3, 2005, the Company entered into an employment arrangement with Mr. Hollander, effective on such date, with respect to his performance of certain duties as Chairman of the Board of Directors. Under the terms of the arrangement, Mr. Hollander received an annual base salary of $150,000, as well as standard benefits provided to all employees of the Company. Mr. Hollander was eligible to receive a bonus and/or additional benefits at the discretion of the Compensation Committee.

On October 12, 2006, Mr. Hollander's employment arrangement with the Company was modified, effective on such date, in connection with his election as CEO and to reflect certain duties to be performed as CEO as well as in his continuing capacity as Chairman. Mr. Hollander's modified employment arrangement provides for an annual base salary of $325,000, as well as benefits consistent with other senior managers of the Company. Mr. Hollander is eligible to receive a bonus and/or additional benefits at the discretion of the Compensation Committee.

Mr. Hollander's employment as Chairman and CEO is "at-will" and is thus terminable by him or the Company at any time.

Employment Agreement with Bill Reznicek

On January 12, 2007, Aerospace Products International, Inc., a wholly-owned subsidiary of the Company ("API"), entered into an employment agreement with Mr. Reznicek, pursuant to which Mr. Reznicek serves as Chief Financial Officer of API effective January 22, 2007. His employment agreement provides for an annual base salary of $170,000. Mr. Reznicek received a signing bonus of $20,000, which was paid upon the commencement of his employment with API and is prorated on a monthly basis over the term of the agreement in the event he fails to complete the term of the agreement. Mr. Reznicek is permitted to participate in any performance bonus, profit sharing or other compensation plans available to all executives of the Company, subject to meeting applicable eligibility requirements.

Under his employment agreement, Mr. Reznicek is permitted to participate in any performance bonus, profit sharing or other compensation plans, and such medical, dental, disability, life, and other insurance plans, as are generally available to other employees of API in similar employment positions, subject to meeting applicable eligibility requirements. He may also receive a bonus at the discretion of the Compensation Committee with respect to his service as Chief Financial Officer of the Company.

Mr. Reznicek's employment as CFO of API is for a period of two years through January 22, 2009 and may be terminated by either party upon 30 days' notice. For information regarding the terms of the agreement relating to potential payments to Mr. Reznicek upon termination of employment, see "Potential Payments Upon Termination or Change in Control" below.

Employment Agreement with Ahmed Metwalli

On May 11, 2007, API signed an employment agreement with Ahmed Metwalli, pursuant to which Mr. Metwalli will be employed as President and Chief Operating Officer of API effective June 14, 2007. Under the agreement, Mr. Metwalli will receive an annual base salary of $225,000.

Under the agreement, Mr. Metwalli is eligible (but not guaranteed) to receive a performance bonus determined upon the financial performance of API. He is also permitted to participate in any medical, dental, disability, life, and other insurance plans, as are generally available to other employees of API in similar employment positions, subject to meeting applicable eligibility requirements. Mr. Metwalli will also be reimbursed for expenses related to his relocation to Memphis. Under the employment agreement, API has also agreed to recommend to the Compensation Committee that Mr. Metwalli receive 50,000 restricted shares of the Company's common stock and an option to purchase 50,000 shares of the Company's common stock.

Mr. Metwalli's employment is for a period of three years through June 14, 2010 and may be terminated by either party upon 30 days notice. If his employment is terminated for cause, he is entitled to receive his base salary prorated through the date of termination, as well as payment for any vacation earned but not taken. If his employment is terminated without cause or as a result of his death or disability, he is entitled to receive an amount equal to six months of base salary, as well as payment for any vacation earned but not taken. This six months' base salary would be paid in bi-weekly installments until the end of the six month period. Mr. Metwalli is also entitled to receive the above payments in the event that he terminates his employment because of a continued uncured material breach of the agreement by API after receipt of reasonable written notice and an opportunity to cure.

FORMER EXECUTIVE OFFICERS

Below are descriptions of the employment agreements or arrangements and other agreements with Michael Culver, the Company's former Vice Chairman, President and Chief Executive Officer; Robert G. Costantini, the Company's former Chief Financial Officer; and Paul J. Fanelli, the former President and CEO of API. Mr. Culver ceased serving as President and Chief Executive Officer on October 11, 2007, and ceased serving as Vice Chairman of the Company on May 1, 2007; Mr. Costantini resigned effective September 30, 2006; and Mr. Fanelli resigned effective January 5, 2007. As a result, Mr. Culver's employment arrangement, and the employment and other agreements with Messrs. Costantini and Fanelli, are currently not in effect.

Employment Arrangement with Michael Culver

Until October 2006, the Company had an employment arrangement with Mr. Culver with respect to his performance of certain duties as President and Chief Executive Officer of the Company. Effective February 1, 2006 until October 11, 2006, Mr. Culver received an annual base salary of $350,000, as well as benefits consistent with other senior managers of the Company. He was eligible to receive a bonus and/or additional benefits at the discretion of the Compensation Committee.

On October 12, 2006, the Compensation Committee modified the Company's employment arrangement with Mr. Culver to reflect that he ceased to serve as President and Chief Executive Officer of the Company and commenced serving as Vice Chairman of the Board of Directors, pursuant to which he received compensation for certain duties to be performed as Vice Chairman. Mr. Culver's modified employment arrangement provided for an annual base salary of $175,000. He continued to be eligible to receive benefits consistent with other senior managers of the Company, as well as a bonus and/or additional benefits at the discretion of the Compensation Committee.

As noted above, Mr. Culver ceased to serve as Vice Chairman, and his employment arrangement terminated, on May 1, 2007. His employment was "at-will" and was thus terminable by him or the Company at any time.

Agreements with Robert Costantini

Employment Agreement

On October 7, 2003, the Company entered into an employment agreement with Mr. Costantini, who became Chief Financial Officer and Secretary, effective as of October 27, 2003, for a term of three years until it terminated due to his resignation effective September 30, 2006. His employment agreement provided for an annual base salary of $200,000. On March 27, 2006, the Compensation Committee increased Mr. Costantini's annual base salary to $220,000, effective February 1, 2006.

Under his employment agreement, Mr. Costantini received a signing bonus of $20,000 and was permitted to participate in any performance bonus, profit-sharing or other compensation plans available to all executives of the Company, subject to meeting applicable eligibility requirements. On March 27, 2006, the Compensation Committee awarded him a cash bonus of $90,000 for his performance during the fiscal year ended January 31, 2006.

Mr. Costantini resigned from the Company, effective September 30, 2006. If his employment had been terminated for cause, he would have been entitled to receive his base salary prorated through the date on which his employment was terminated. If his employment was terminated without cause or as a result of a disability, he would have been entitled to receive an amount equal to six months of base salary. If Mr. Costantini's employment was terminated due to death, his primary beneficiary would have been entitled to receive bi-weekly payments of Mr. Costantini's base salary until the earlier of the beneficiary's receipt of life insurance benefits provided pursuant to a Company benefit plan or 180 days after the date of death.

Stock Option Award Agreement

In connection with joining the Company, on October 27, 2003, Mr. Costantini was granted options to purchase 50,000 shares of Common Stock under the Company's Stock Incentive Plan, at an exercise price of $3.83 per share. One-third of the options were to vest on each of the first, second, and third anniversaries of the grant date, respectively, and all of the options would have been immediately exercisable in full upon a Change of Control Event (as defined in the Company's 1997 Stock Incentive Plan). In addition, on April 26, 2004, he was granted options to purchase 8,000 shares at an exercise price of $4.55 per share for his performance during the fiscal year ended January 31, 2005. The option had a vesting schedule that was consistent with the October 27, 2003 option grant. As the result of the termination of his employment with the Company on September 30, 2006, Mr. Costantini forfeited all of his options on such date.

Agreements with Paul Fanelli

Employment Agreement

On February 2, 2004, API entered into an employment agreement with Mr. Fanelli, effective as of February 16, 2004, to serve as Senior Vice President and Chief Operating Officer of API and as of April 5, 2004 President of API for a term of three years until it terminated earlier due to the resignation of Mr. Fanelli effective January 5, 2007.

Mr. Fanelli's employment agreement, as amended, provided for an annual base salary of $225,000, which was increased by the Compensation Committee to $250,000, effective February 1, 2005. Additionally, he received a signing bonus of $15,000, and was eligible to receive an interim bonus in the first year of the agreement of up to $10,000 based on meeting the Company's normal performance-based criteria. On March 27, 2006, the Compensation Committee awarded him a cash bonus of $130,000 for his performance during the fiscal year ended January 31, 2006.

Mr. Fanelli was permitted to participate in any performance bonus, profit sharing or other compensation plans available to all executives of the Company, subject to meeting applicable eligibility requirements. Specifically, he was eligible to participate in API's annual incentive compensation bonus plan, except that he had been eligible to receive a maximum bonus of 75% of his annual base salary under the plan (as opposed to any maximum bonus otherwise provided in such plan). He was also reimbursed for expenses related to his relocation in connection with his employment (pursuant to a separate relocation expenses agreement).

Mr. Fanelli resigned from API effective January 5, 2007. If his employment had been terminated for cause, he was entitled to receive his base salary prorated through the date on which his employment was terminated. If his employment was terminated without cause or as a result of a disability, he is entitled to receive an amount equal to six months of base salary. If his employment was terminated due to death, his primary beneficiary was entitled to receive bi-weekly payments of his base salary until the earlier of the beneficiary's receipt of life insurance benefits provided pursuant to a Company benefit plan or 180 days after the date of death.

In connection with the termination of his employment, API entered into a separation agreement with Mr. Fanelli on December 14, 2006. Under the agreement, between December 15, 2006 and January 5, 2007 (the effective date if his resignation), Mr. Fanelli would not perform the duties of President of API but would be available for consultation and other reasonably required services. The separation agreement also provided that API would consent to his new employment with a third party, although it is API's position (as stated in the separation agreement) that such new employment would have been a breach of the non-competition restrictions in his employment agreement absent this consent. The separation agreement also provided that the non-solicitation/non-employment provision in Mr. Fanelli's employment agreement with respect to employees would be extended until January 5, 2008 and that the non-solicitation restriction in his employment agreement with respect to customers would continue until July 5, 2007 as provided in the employment agreement. Mr. Fanelli also agreed to not personally meet with or directly or indirectly communicate with, through July 5, 2007, any entity which was a customer of API during the year prior to January 4, 2007.

Stock Option Award Agreement

On February 16, 2004, Mr. Fanelli was granted options to purchase 25,000 shares of Common Stock under the Company's Stock Incentive Plan, at an exercise price of $4.55 per share. One-third of the options vest on each of the first, second, and third anniversaries of the grant date, respectively, and all of the options are immediately exercisable upon a Change of Control Event (as defined in the Stock Incentive Plan). As the result of Mr. Fanelli's separation from the Company on January 5, 2007, Mr. Fanelli forfeited all of the options granted.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Of the Named Executive Officers who are currently executive officers of the Company, only Mr. Reznicek is entitled to certain payments or benefits upon the termination of his employment.

If Mr. Reznicek's employment is terminated for cause, he is entitled to receive his base salary prorated through the date on which his employment was terminated, as well as payment for any vacation earned but not taken. If his employment is terminated without cause or as a result of a disability, he is entitled to receive an amount equal to six months of base salary, prorated upon Mr. Reznicek's current annualized salary in effect on the termination date, as well as payment for any vacation earned but not taken. If Mr. Reznicek's employment is terminated due to death, his primary beneficiary is entitled to receive bi-weekly payments of his base salary until the earlier of the beneficiary's receipt of life insurance benefits provided pursuant to an API benefit plan or 180 days after the date of death, as well as payment for any accrued and unused vacation accumulated at the time of death.

If Mr. Reznicek's employment had terminated on January 31, 2007, Mr. Reznicek would have received the following amounts: if terminated for cause, approximately $5,230 of base salary; if terminated without cause or as a result of disability, Mr. Reznicek would have received approximately $85,000 of base salary; and if terminated due to death, Mr. Reznicek's primary beneficiary would have received bi-weekly payments of $6,538 up to a maximum amount of approximately $85,000.

Messrs. Costantini and Fanelli had employment agreements with the Company which terminated on the effective dates of their respective resignations. No severance payments were paid to either individual. Mr. Fanelli received a payment in the amount of $14,423 with respect to accrued vacation pay. The Company is currently reviewing the amount paid to Mr. Fanelli. Mr. Costantini received no benefits with respect to the termination of his employment.

Mr. Culver had an employment arrangement with the Company which was terminated on May 1, 2007, and Mr. Culver was not paid any severance payments or benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and First Equity, the wholly-owned subsidiary of First Equity Group, the majority stockholder of the Company, have an agreement relating to the allocation of potential investment and acquisition opportunities in the aerospace parts distribution and logistics businesses. The agreement was approved by the independent members of the Board of Directors on a month-to-month basis effective February 1, 2004. First Equity Group is beneficially owned by Mr. Hollander, chairman of the board and chief executive officer of the Company, and Mr. Culver, former vice chairman, president and chief executive officer of the Company. Pursuant to the agreement, neither First Equity nor any of its majority-owned subsidiaries will consummate any acquisition of a majority interest in any aerospace parts distribution and logistics business anywhere in the world (a "Covered Acquisition"), without first notifying the Company and providing the Company with the opportunity to choose to effect the Covered Acquisition for its own account. The Company's decision as to whether to effect the Covered Acquisition will be made by the independent members of the Board of Directors of the Company. The agreement can be terminated by either party upon 30 days' written notice to the other party. The agreement does not apply to any proposed acquisition by First Equity of any business that generates less than 15% of its aggregate net sales from aerospace parts distribution or logistics, or to any advisory services performed by First Equity on behalf of third parties.

The Company subleases from First Equity approximately 3,000 square feet of office space in Westport, Connecticut. The leased space is utilized by the Company as its corporate headquarters. First Equity also utilizes space in the same premises. The sublease, which became effective April 21, 1997, is for a period of ten years, and is cancelable by either party with six months notice. First Equity has renewed the lease for an additional five-year period beginning in April 2007. Lease payments under this sublease totaled approximately $115,000, $93,000 and $84,000 for the years ended January 31, 2007, 2006, and
2005, respectively.

The Company and First Equity share certain common expenses that arise from sharing office space in Westport, CT. The Company reimburses First Equity, and vice versa, for expenses each entity incurs related to the common usage of the office space. The amounts are included in the Company's corporate expenses, and include expenses such as telephone, computer consulting, office cleaning, office supplies and utilities. The expenses are allocated based on base salaries of the Company and First Equity's personnel working in the shared space. Common expenses are approved by the Company and First Equity, prior to expenditure, when not of a recurring nature. The allocations are reviewed by the Company's CFO and the Controller of First Equity each month. In addition, a member of the Company's Audit Committee reviews the allocation of expenses quarterly. Some business development expenses, such as joint marketing expenses and business organizational dues, are shared on an equal basis. Management believes this method of allocation is reasonable. In addition, the amounts of expenses reimbursed by the Company are the actual costs incurred for the expense. These expenses average approximately $5,000 per month.

In order to simplify the administration of payroll, certain employees of the Company who are authorized to perform services for both the Company and First Equity are paid through the payroll of First Equity. Employees of the Company who work exclusively for the Company by agreement are paid through the payroll of API, the Company's principal subsidiary.

RELATED PERSON TRANSACTION POLICY

To supplement the broader provisions of the Company's Code of Business Conduct and Ethics, the Board of Directors has adopted a policy and procedures for review and approval or ratification by the Audit Committee of transactions in which the Company participates and a "related person" has a material direct or indirect interest. A "related person" means: each director and executive officer of the Company; any director nominee; any greater than five percent stockholder; any immediate family member of any of the foregoing; and any company or another entity that employs or is controlled by any of them, or in which any of them have a material ownership or financial interest. Transactions that are subject to this policy include those that are required by SEC rules to be disclosed in this proxy statement under the heading "Certain Relationships and Related Transactions."

Generally under the policy, any director, executive officer or nominee who intends to enter into a related person transaction, and any employee of the Company who intends to cause the Company to enter into a related person transaction, is required to disclose all material facts regarding the proposed transaction to the Audit Committee.

The transaction will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In connection with approving or ratifying a transaction, the committee considers, in light of the relevant facts and circumstances, whether or not the transaction is in, or not inconsistent with, the best interests of the Company. Thus, it may consider many factors, such as the relationship of the related person with the Company, the materiality or significance of the transaction to the Company and the related person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arm's-length basis, and the impact of the transaction on the Company's business and operations. The related person transaction policy is available on the Company's website at www.favs.com.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2008, subject to ratification by our stockholders. Ernst &

Young LLP has audited the Company's consolidated financial statements since
1995.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from stockholders.

If the foregoing proposal is not approved at the Annual Meeting, or if prior to the 2007 Annual Meeting of Stockholders, Ernst & Young LLP shall decline to act or otherwise become incapable of acting, or if its engagement shall otherwise be discontinued by the Audit Committee, then in any such case, the Audit Committee will appoint another independent registered public accounting firm whose engagement for any period subsequent to the 2007 Annual Meeting will be subject to ratification by the stockholders at the 2008 Annual Meeting of Stockholders.

The affirmative vote of a majority of the voting power of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2008.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed by Ernst & Young LLP for professional services in each of the fiscal years ended January 31, 2007 and 2006:

                                    Fiscal Year Ended      Fiscal Year Ended
                                    January 31, 2007       January 31, 2006
                                 ----------------------   ------------------
Audit Fees                              $459,500               $344,000

Audit Related                           $ 34,400               $ 21,500
Fees (1)

Tax Fees                                    --                     --

All Other Fees                              --                     --

(1) Audit related fees consisted of work performed in connection with auditing the API employee benefit plans.

The Audit Committee has a policy requiring pre-approval of audit and non-audit services. The Audit Committee approved all audit and non-audit services provided by Ernst & Young LLP during the fiscal year ended January 31, 2007.

3. APPROVAL OF FIRST AVIATION SERVICES INC. 2007 STOCK INCENTIVE PLAN (PROPOSAL NO. 3)

On May 30, 2007, the Board of Directors adopted, subject to stockholder approval, the 2007 First Aviation Stock Incentive Plan (the "2007 Stock Incentive Plan" or "Plan"). The Board has directed that the proposal to approve the 2007 Stock Incentive Plan be submitted to the Company's stockholders for their approval at the Annual Meeting. If approved by the stockholders, the Plan will replace the First Aviation Services Inc. Stock Incentive Plan (the "1997 Plan"), which became effective on January 24, 1997. The 1997 Plan expired after ten years, on January 24, 2007 in accordance with its terms, and no further grants will be made under the 1997 Plan.

The Company is also seeking stockholder approval of the 2007 Stock Incentive
Plan: (1) so that the compensation attributable to grants under the Plan may qualify for an exemption from the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code (see discussion of Section 162(m) under the "Federal Income Tax Consequences" section below); (2) in order for incentive stock options granted under the Plan to meet the requirements of Section 422 of the Internal Revenue Code; and (3) in order to satisfy the requirements of The Nasdaq Stock Market, where the Common Stock is listed.

The purpose of the 2007 Stock Incentive Plan is to promote the success of the Company by providing an additional means through the grant of awards to attract, motivate, retain and reward key employees of the Company, including officers (whether or not directors), for high levels of individual performance and improved financial performance of the Company, and to attract, motivate and retain experienced and knowledgeable independent directors.

The material terms of the 2007 Stock Incentive Plan are summarized below. This summary of the Plan is not intended to be a complete description of the Plan and is qualified in its entirety by the actual text of the Plan attached to this proxy statement as Annex A.

ADMINISTRATION

The Plan is administered by the Compensation Committee, and all actions are approved by the independent members of the Board of Directors. Each independent member of the Board of Directors is a "Non-Employee Director" as such term is defined for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an "Outside Director" as such term is defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and an "independent director" as defined in the rules of the Nasdaq Stock Market.

The Compensation Committee has the authority to select those eligible persons who may participate in the 2007 Plan and to determine the terms and conditions of their awards, including the number of shares subject thereto, subject only to the limitations of the Plan and applicable law. The individuals eligible to participate in the 2007 Stock Incentive Plan are referred to herein as an "Eligible Person" (See "Eligibility and Participation" below). The Eligible Persons who receive Awards under the Plan are referred to herein as a "Participant." In addition, the Compensation Committee has the authority to construe and interpret the terms of the Plan and individual award agreements and make all other determinations and take any other action that is necessary or advisable for the administration of the Plan, including the circumstances under which a Participant's receipt of amounts payable with respect to an Award should be deferred (either automatically or at the election of the Participant). Awards may be granted under the Plan at a time when the Compensation Committee has material, nonpublic information regarding the Company. Thus, the trading price of the Common Stock would not reflect (either positively or negatively) such information on the date of grant.

AMENDMENT, SUSPENSION OR TERMINATION OF THE 2007 STOCK INCENTIVE PLAN

The 2007 Stock Incentive Plan will terminate ten years after the effective date of the Plan, which is the date on which the stockholders approve the Plan. However, the Board may, at any earlier time, suspend or terminate the Plan (without stockholder approval). Such termination typically will not affect rights of participants that accrued prior to such termination. The Board also may amend the Plan at any time; however, any amendment that would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of securities that may be issued under the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to stockholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

Any amendment or termination of the Plan will not be made if it would adversely affect any material vested benefits under any awards without the consent of the affected recipients. The Compensation Committee may, with the consent of a participant, waive any conditions or rights with respect to, or amend, alter, suspend, discontinue or terminate any unexercised award.

ELIGIBILITY AND PARTICIPATION

Any officer (whether or not a director), other employees of the Company and its subsidiaries, any non-employee director of the Company, or any individual consultant or advisor who renders bona fide services to the Company, as determined in the sole discretion of the Compensation Committee, is eligible to be granted awards under the Plan. There are an estimated 215 Eligible Persons.

SHARES AVAILABLE FOR AWARDS AND TERMS OF AWARDS

Subject to adjustment in certain circumstances as described below, the Plan authorizes up to 1,200,000 shares of Common Stock that may be delivered pursuant to Awards granted under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan, as well as reacquired shares, will become available again for Awards under the Plan. In addition, except as may be limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under the Plan.

The Compensation Committee determines the number of shares subject to each award granted to an Eligible Person under the Plan, and the terms and conditions of such award, including the price (if any) to be paid to the Company for the shares or the award and, in the case of Performance Share Awards (as defined below), the specific objectives, goals and performance criteria of such awards. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted during any calendar year to any Eligible Person may not exceed 450,000 shares. These shares may be unissued shares of the Company or reacquired shares bought on the open market for that purpose.

Under the Plan, each of the limits described above, as well as the kind of shares available, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

NO TRANSFERABILITY

The Plan provides, with limited exceptions, that rights or benefits under any award are not assignable or transferable except by will or the laws of descent and distribution, and that only the Eligible Person (or, if the Eligible Person has suffered a disability, his or her legal representative) may exercise his or her award during the Eligible Person's lifetime. There are certain exceptions for transfers to members of the Participant's family, charitable institutions or entities whose beneficiaries are members of the Participant's family or charitable institutions pursuant to conditions that the Compensation Committee may establish. There also are exceptions for transfers to the Company, transfers pursuant to qualified domestic relations orders and, if authorized by the Compensation Committee, "cashless exercises" with unaffiliated third parties who provide financing, or otherwise facilitate the exercise of awards consistent with applicable legal standards.

AWARD AGREEMENT

Each award is evidenced by a written agreement (the "Award Agreement") executed by an authorized officer of the Company and, if required by the Compensation Committee, by the Eligible Person, containing terms and conditions of the award.

POSSIBLE EARLY TERMINATION OF AWARDS

In the event of a dissolution or liquidation of the Company, or a reorganization event such as a merger, consolidation, or sale of substantially all of the assets of the Company, in which the Company does not survive, any award granted under the Plan that has not vested or become exercisable prior to such dissolution or reorganization event will terminate, unless provision has been made for substitution, exchange or other settlement of the award pursuant to such event.

The Plan generally provides that if a Participant's employment by or service with the Company terminates for any reason other than for cause (as determined in the discretion of the Compensation Committee), the Participant will have three months from the date of his or her severance to exercise his or her award to the extent it was exercisable on the date of severance. After such period of time, the award will terminate. In the case of a termination for cause, a Participant's award will automatically terminate on the date of severance. In no case, however, will the exercise period extend beyond the original expiration date of the award.

AWARDS

      a.    OPTIONS

One or more options ("Options") may be granted to any Eligible Person. The Compensation Committee will designate options as either Incentive Stock Options, within the meaning of Section 422 of the Code, or Nonqualified Stock Options, those not meeting the requirements of the Code, and the appropriate designation will appear in the respective Award Agreement. However, only employees of the Company may be granted Incentive Stock Options.

No Option may be exercised more than 10 years (or, in the case of Incentive Stock Options granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company, five years) after the date it is granted or such shorter period as the Compensation Committee may determine. Specific exercise features are set forth in the applicable Award Agreements. Typically, options are exercisable until the expiration of the exercise period, subject to possible acceleration by the Compensation Committee and early termination as described above (see "Possible Early Termination of Awards").

The purchase price payable upon the exercise of an Option must be at least equal to the Fair Market Value of the Common Stock on the award date. However, with respect to Incentive Stock Options granted to a recipient who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least equal to 110% of the Fair Market Value of the Common Stock on the award date. Payment for the exercise may be made (i) in cash, check, or by electronic funds transfer, (ii) by notice and third party payment in such manner as may be authorized by the Compensation Committee, or (iii) subject to the Compensation Committee's approval, by delivery of shares of common stock of the Company already owned by the Eligible Person.

"Fair Market Value" on any date means (i) the officially-quoted closing selling price of the Common Stock (or if no selling price is quoted, the average of the bid and ask price) on the principal securities exchange on which the Common Stock is then listed for trading for the applicable trading day or if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such exchange on the next preceding date on which there was trading in such shares or (ii) if the Common Stock is not then listed or quoted on any such market, the Fair Market Value will be the fair value of the Common Stock determined in good faith by the Compensation Committee for purposes of granting Awards under the Plan, in accordance with applicable provisions of Code Section 409A.

Holders of Options will have no rights as stockholders with respect to any shares covered by such Options until stock certificates are issued for such shares. Except as described above (see "Shares Available for Awards and Terms of Awards"), no adjustment will be made for cash dividends or distributions or other rights for which the record date is prior to the date the stock certificate is issued.

      b.    STOCK APPRECIATION RIGHTS

In its discretion, the Compensation Committee may grant a Stock Appreciation Right either concurrently with the grant of another award or as a stand-alone award. A Stock Appreciation Right is the right to receive, upon exercise, payment of an amount equal to the excess of the Fair Market Value of the Common Stock on the date of exercise of the Stock Appreciation Right over the exercise price of the related award (or the Fair Market Value of the Common Stock on the award date in the case of a stand-alone Stock Appreciation Right). The Compensation Committee, in its sole discretion, may provide for payment upon exercise of a Stock Appreciation Right to be solely in shares of Common Stock (valued at Fair Market Value at date of exercise), in cash, or in a combination of Common Stock and cash.

      c.    RESTRICTED STOCK AWARDS

A Restricted Stock Award is an award of a fixed number of shares of Common Stock subject to vesting requirements and other restrictions. The Compensation Committee specifies the price, if any, that the Participant must pay for such shares and the restrictions imposed on such shares. Restricted Stock awarded to a Participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period. The applicable Award Agreement will state whether the recipient of a Restricted Stock Award is entitled to receive any dividends pertaining to such shares prior to the time of vesting, and the extent to which cash paid or received in connection with a Restricted Stock Award must be returned in the event that any of the restricted shares subject to the award cease to be eligible for vesting. The Participant may vote any restricted shares prior to the time they have vested.

      d.    RESTRICTED STOCK UNIT AWARDS

A Restricted Stock Unit Award is an award of a fixed number of shares of Common Stock credited to a notional account of the Company subject to vesting requirements and other restrictions. The applicable Award Agreement will state whether the recipient of a Restricted Stock Unit Award is entitled to receive any payments equivalent to any dividends pertaining to such shares. Restricted Stock Units may be settled by payment in the form of shares of Common Stock, other property in lieu of such shares or cash, or any combination thereof.

      e.    PERFORMANCE SHARE AWARDS

The Compensation Committee may, in its discretion, grant one or more Performance Share Awards to any Participant based upon such factors (including financial and non-financial performance measures) as the Compensation Committee shall deem relevant in light of the specific type and terms of the award. A "Performance Share Award" means an award of a right to receive shares of Common Stock or other compensation where the amount of cash or shares or other property that may be deliverable pursuant to such an award is based upon the degree of attainment over a specified period of such measure(s) of performance of the Company (or any part thereof) or the Participant, as may be established by the Compensation Committee. In general, an Award Agreement will specify the minimum, target and maximum number of shares (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the award and the conditions upon which delivery of any shares or cash to the Participant will be based. No award shall be paid if minimal performance is not achieved. In addition, if the Compensation Committee determines that established performance measures or objectives are no longer suitable because of a change in business operations, corporate or capital structure or other conditions, the Compensation Committee may modify performance measures and objectives as appropriate.

      f.    OTHER STOCK AWARDS

The Compensation Committee may, in its discretion, grant Other Stock Awards to any Participant in the manner and on such terms and conditions (including any restrictions on shares) as the Compensation Committee may determine. Other Stock Awards may be granted independently or in lieu of a cash bonus or cash payments of directors' fees.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences arising with respect to awards granted under the Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the recipients' standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of Common Stock. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.

Exceptions to these general rules may arise under the following circumstances:
(1) if shares of Common Stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election under Section 83(b) of the Internal Revenue Code to recognize income in the year the award is granted in an amount equal to the Fair Market Value of the award on the award date, determined without regard to the restrictions); (2) if an employee is granted an option that qualifies as an "incentive stock option," no ordinary income will be recognized, and we will not be entitled to any tax deduction, if common shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (3) we will not be entitled to a tax deduction for compensation attributable to awards granted to one of our Named Executive Officers, if and to the extent such compensation does not qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (4) an award may be taxable to the recipient at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is prior to the delivery of the cash or common shares in settlement of the award, if the award constitutes "deferred compensation" under Section 409A of the Internal Revenue Code, and the requirements of Section 409A of the Internal Revenue Code are not satisfied.

Section 162(m) of the Internal Revenue Code generally disallows a publicly-held corporation's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1 million in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the corporation that pays it. We intend that Options and Stock Appreciation Rights granted at the Fair Market Value of the shares of Common Stock on the date of grant will qualify as performance-based compensation. Restricted Stock awards, Restricted Stock Units, Performance Shares, other share awards and dollar-denominated awards granted under the Plan will only qualify as "performance-based compensation" when the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Internal Revenue Code.

The Plan provides that we have the right to require the recipient of any award under the Plan to pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to such grants. We may withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. Unless the Committee determines otherwise, a Participant may satisfy our withholding obligation by having shares acquired pursuant to the grant withheld, provided that the number of shares withheld does not exceed the individual's minimum applicable withholding tax rate for federal, state and local tax liabilities. The Plan also provides that the Committee may permit a Participant to satisfy our withholding obligation that exceeds the minimum applicable withholding tax rate by transferring to us previously acquired shares of Common Stock.

On May 23, 2007, the closing price per share for the Common Stock on the Nasdaq Stock Market was $2.80.

The affirmative vote of a majority of the Common Stock represented in person or by proxy at the Annual Meeting is required to approve the 2007 Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE APPROVAL OF THE FIRST AVIATION SERVICES INC. 2007 STOCK INCENTIVE PLAN.

NEW PLAN BENEFITS UNDER THE 2007 STOCK INCENTIVE PLAN

The following table states stock options and stock awards expected to be received during the fiscal year ending January 31, 2008 under the Plan. Such grants will not be effective unless the stockholders approve the Plan at the Annual Meeting. Except for the grants reflected below, the number of awards that may be granted to directors, employees, consultants or executive officers in the future under the Plan are not determinable, although it is anticipated that grants to executive officers and directors will be made in the future.

                            2007 STOCK INCENTIVE PLAN

                                             DOLLAR
                                              VALUE               NUMBER OF
            NAME AND POSITION                ($) (1)                UNITS
       ------------------------------       --------             -----------
       Aaron P. Hollander                       --                     --
       Chairman of  the Board and
       Chief Executive Officer

       Michael C. Culver                        --                     --
       Director and former Vice
       Chairman, President and
       Chief Executive Officer

       Bill Reznicek                            --                     --
       Vice President, Chief
       Financial Officer

       Robert G. Costantini                     --                     --
       Former Chief Financial
       Officer and Secretary

       Robert Malachowski                       --                     --
       Director of Financial
       Reporting; Secretary; and
       former Interim Principal
       Financial Officer

       Paul J. Fanelli                          --                     --
       Former President and Chief
       Executive Officer, Aerospace
       Products International, Inc.

       Executive Group                          (2)                100,000(3)

       Non-Executive Director Group          $93,750(4)               (5)

       Non-Executive Officer                    --                     --
       Employee Group


(1) No value is ascribed to grants of stock options, as such value is not determinable.

(2) No value is ascribed to the expected grants of stock awards to the executive Group, as the grants have not yet been made, and therefore such value is not determinable.

(3) Represents 50,000 shares of restricted stock and 50,000 shares of Common Stock pursuant to stock options which the Company expects to grant to an executive, subject to approval by, and terms and conditions determined by, the Compensation Committee.

(4) Represents annual fees of $75,000 to be paid to the three non-employee directors in shares of Common Stock with respect to the fiscal year ending January 31, 2008, as well as $18,750 representing a quarter of the annual fees for the three non-employee directors to be paid in shares of Common Stock with respect to the fiscal year ended January 31, 2007, which were not so paid. Assumes no change from 2007 in the dollar amount of annual fees.

(5) The number of shares of Common Stock to be granted to the three non-employee directors during the fiscal year ending January 31, 2008 is not determinable as it will be based on the closing price of the Common Stock on the grant dates in order to equal an aggregate amount of $93,750.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of January 31, 2007 regarding shares of the Company's common stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under the 1997 Plan, as well as the number of shares available for issuance under the 1997 Plan.


                                                               Number of
                                                              securities
                                                               remaining
                                                               available
                                                              for future
                                                               issuance
                               Number of        Weighted         under
                             securities to       average        equity
                             be issued upon     exercise      compensation
                              exercise of       price of         plans
                              outstanding      outstanding    (excluding
                               options,         options,      securities
                             warrants and      warrants and     reflected
       Plan Category            rights           rights       in column (a))
    ---------------------   ----------------  --------------  --------------
                                  (a)              (b)            (c)

    Equity compensation
      plans approved by
      security holders          77,150            $4.44              0

    Equity compensation
      plans not
      approved by
      security holders              --               --             --

    TOTAL                       77,150            $4.44                0
                                ======            =====       ==========


SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons who own more than ten percent of the Company's Common Stock to file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements were complied with for the Company's fiscal year ended January 31, 2007.

METHOD AND COST OF PROXY SOLICITATION

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations also may be made by personal interview, facsimile, telecopy, telegram, telephone and electronic mail. You may also be solicited by means of press releases issued by the Company or postings on our corporate website, www.favs.com. The Company will use the services of American Stock Transfer & Trust Company to assist in soliciting proxies, and expects to pay a nominal fee for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their beneficial owners. Consistent with the Company's confidential voting procedure, directors, officers and other regular employees of the Company, as yet undesignated, also may request the return of proxies by telephone, facsimile, telegram, electronic mail or in person.

STOCKHOLDER PROPOSALS AND NOMINATIONS OF BOARD MEMBERS

If a stockholder intends to present a proposal for action at the 2008 Annual Meeting of Stockholders and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company on or before February 1, 2008. Such proposal also must meet the other requirements of the rules of the SEC relating to stockholder proposals.

The Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to the Board of Directors. In general, written notice of a stockholder proposal or a director nomination for the 2008 Annual Meeting must be received by the Secretary of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the 2008 Annual Meeting (or, if less than 70 days' notice of the date of the meeting is given by the Company, notice by the stockholder to be timely must be received by the Secretary of the Company no later than the 10th day following the day on which public announcement of the date of the meeting is first made by the Company), and must contain specified information and conform to certain requirements, as set forth in the By-laws. If the chairman at any meeting of stockholders determines that a stockholder proposal or director nomination was not made in accordance with the By-laws, the Company may disregard such proposal or nomination.

In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2008 Annual Meeting, and the proposal fails to comply with the advance notice procedures described by the By-laws, then the Company's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal.

Proposals and nominations should be addressed to the Secretary of the Company, Robert Malachowski, First Aviation Services Inc., 15 Riverside Avenue, Westport, Connecticut 06880-4214.


                                        By order of the Board of Directors,

                                        Robert Malachowski
                                        Secretary


Dated: May 31, 2007

                                                                         ANNEX A


                          FIRST AVIATION SERVICES INC.
                            2007 STOCK INCENTIVE PLAN



1     THE PLAN

1.1   PURPOSE

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. "Corporation" means First Aviation Services Inc., a Delaware corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 8.

1.2   ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE

(a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

      (i) to determine from among those persons eligible the particular Eligible Persons who will receive any Awards;

      (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

      (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

      (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

      (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 7.6;

      (vi) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

      (vii) to accelerate the exercisability of any or all such outstanding Awards; and

     (viii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3   PARTICIPATION.

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

1.4   SHARES AVAILABLE FOR AWARDS; SHARE LIMITS

(a) Shares Available. Subject to the provisions of Section 7.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

(b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 1,200,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,200,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 450,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan shall be 450,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 7.2.

(c) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of
      (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent

      Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5   GRANT OF AWARDS.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6   AWARD PERIOD.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

1.7   LIMITATIONS ON EXERCISE AND VESTING OF AWARDS

(a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a).

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8   NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS

(a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing,

      Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

(c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

      (i)   transfers to the Corporation,

      (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

      (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

      (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

      (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

2     OPTIONS.

2.1   GRANTS.

One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company.

2.2   OPTION PRICE.

(a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award and shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

2.3   LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS

(a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

(c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4   LIMITS ON 10% HOLDERS.

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.


2.5 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS.

Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity. Any such substitution shall be effectuated in a manner that complies with Treas. Reg. ss. 1.409A-1(b)(5)(v)(D), "SubstitutionS and assumptions of stock rights by reason of a corporate transaction," or any successor provision of the Code or regulations thereunder.


3     STOCK APPRECIATION RIGHTS.

3.1   GRANTS.

In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2   EXERCISE OF STOCK APPRECIATION RIGHTS

(a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

(b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, the number of underlying shares of Common Stock theretofore subject to a related Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

(c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement.

3.3   PAYMENT.

(a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

      (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

      (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

(b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.


4     RESTRICTED STOCK AWARDS.

4.1   GRANTS.

The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2   RESTRICTIONS.

(a) Pre-Vesting Restraints. Except as provided in Sections 4.1 and 1.8, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

(c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

4.3   RETURN TO THE CORPORATION.

Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.


5     RESTRICTED STOCK UNIT AWARDS.

5.1   GRANTS.

The Committee may, in its discretion, grant one or more Restricted Stock Unit Awards to any Eligible Person. Each Restricted Stock Unit Award Agreement shall specify the number of shares of Common Stock to be credited to a notional account maintained by the Company, with no shares of Common Stock actually awarded (or cash in lieu of such shares of Common Stock distributed) to the Participant in respect of such units until the restrictions on such units have lapsed. The Committee, in its sole discretion, may establish, and the Award Agreement shall specify, the extent (if any) to which the Participant shall be entitled to dividend equivalent payments, the settlement date in respect of the units, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such units and the conditions of release or lapse of such restrictions. Upon issuance of a Restricted Stock Unit Award, the Participant may be required to provide such further assurance and documents as the Committee may require.

5.2   PAYMENT.

Unless the Committee otherwise provides, upon settlement of a Restricted Stock Unit Award, a Participant shall be entitled to receive payment in a number of shares of Common Stock equal to the number of shares of Common Stock credited to the Participant's notional account with respect to such Award, in cash equal to the Fair Market Value of the shares of Common Stock that would otherwise be distributed in settlement of such units, other property or any combination of the foregoing.


6     PERFORMANCE SHARE AWARDS AND OTHER STOCK AWARDS

6.1   GRANTS OF PERFORMANCE SHARE AWARDS

The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the

Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee.

6.2   SPECIAL PERFORMANCE-BASED SHARE AWARDS

Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under
Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this
Section 6.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 6.2 shall be designated as a Performance-Based Award at the time of grant.

(a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.

(b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

(c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 150,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by
      Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $150,000.

(d)   Committee Certification. Before any Performance-Based Award under this
      Section 6.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 7.2(d).

(e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 6.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

6.3   GRANTS OF OTHER STOCK AWARDS.

The Committee may grant Other Stock Awards to any Eligible Person in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus or cash payments of directors' fees.

6.4   DEFERRED PAYMENTS.

The Committee may, in its discretion, permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount and the interest or other earnings, if any, attributable to the deferred amount.

7     OTHER PROVISIONS.

7.1   RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

(a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

(b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment or other service of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

7.2   ADJUSTMENTS; ACCELERATION.

(a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In addition, no such adjustment shall cause any Award which is subject to Section 409A of the Code to fail to comply with the requirements of such section or otherwise cause any Award that does not otherwise provide for a deferral of compensation under Section 409A to become subject to Section 409A. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

(b) Possible Early Termination of Awards. If any Award or other right to acquire Common Stock has not been exercised or has not become vested or exercisable prior to (i) a dissolution of the Corporation or (ii) a reorganization event described in Section 7.2(a) that the Corporation does not survive, and no provision has been made for the substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

(c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 7.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 7.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 7.2(a) that results in a Change of Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

7.3   EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE.

(a) Options - Resignation or Dismissal. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
      Section 1.6 or 7.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination "for cause", the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

(b) Options - Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 7.2, until 3 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

(c) Options - Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 7.2, until 3 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

(d) Certain SARs. Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

(e) Other Awards. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment or service and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

(f)   Committee Discretion. Notwithstanding the foregoing provisions of this
      Section 7.3, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be.

7.4   COMPLIANCE WITH LAWS.

This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

7.5   TAX WITHHOLDING.

Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

7.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION.


(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b) Shareholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

(c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 7.2 shall not be deemed to constitute changes or amendments for purposes of this Section 7.6.

7.7   PRIVILEGES OF STOCK OWNERSHIP.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholders for which a record date is prior to such date of delivery.

7.8   EFFECTIVE DATE OF THE PLAN.

The Plan shall become effective as of the date on which it is approved by the shareholders of the Company.

7.9   TERM OF THE PLAN.

No Award shall be granted under this Plan after more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date (subject to Section 1.6), and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

7.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)   Plan Construction.

      (i) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

      (ii) Section 162(m). It is the intent of the Corporation that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 6.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

      (iii) Section 409A. It is the intent of the Corporation that Options, SARs and Restricted Stock Awards under the Plan shall be structured such that the Awards do not provide for a deferral of compensation as further set forth in Treas. Reg. ss. 1.409A-1(b)(5). To the extent that the CommitteE determines that any other Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. It is expressly contemplated that the Board may adopt such amendments to the Plan and the applicable Award Agreement and the Committee may adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board or Committee determines are necessary or appropriate to
            (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and regulations promulgated thereunder. Participants (or their Beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. Notwithstanding the foregoing, the Committee and the Corporation make no guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee or the Corporation has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any Award under Code Section 409A.

7.11  CAPTIONS.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

7.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS

For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

7.13  NON-EXCLUSIVITY OF PLAN.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


8     DEFINITIONS.

8.1   Definitions.

(a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock Award, Performance Share Award or dividend equivalent authorized by and granted under this Plan.

(b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

(c) "Award Date" shall mean, provided the key terms and conditions of the Award are communicated to the Eligible Person within a reasonable period of time following the Committee's action, the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to an Eligible Person that specifies the key terms and conditions of the Award and from which the Eligible Person begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Common Stock or, if a subsequent date is set forth in such resolution or determined by the Committee as the Award Date, then such date as is set forth in such resolution.

(d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f)   "Board" shall mean the Board of Directors of the Corporation.

(g) "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

(h)   "Change in Control Event" shall mean any of the following:

      (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

      (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

      (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

      (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the outstanding Shares of Common Stock at the time of adoption of this Plan, (or an affiliate, successor, heir, descendant or related party of or to any such person, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

      (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

(i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j)   "Commission" shall mean the Securities and Exchange Commission.

(k) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to
      Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code and/or (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3).

(l) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 7.2 of this Plan.

(m)   "Company" shall mean, collectively, the Corporation and its Subsidiaries.

(n) "Corporation" shall mean First Aviation Services Inc., a Delaware corporation, and its successors.

(o) "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization.

(p) "Eligible Employee" shall mean an officer (whether or not a director) or other employee of the Company.

(q) "Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined and selected by the Committee, in its discretion, for participation in this Plan.

(r) "EPS" shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common shares equivalents outstanding.

(s) "EVA" shall mean net income of the business unit in excess of the required rate of return on capital employed.

(t) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(u) "Fair Market Value" on any date shall mean (i) the officially-quoted closing selling price of the stock (or if no selling price is quoted, the average of the bid and ask price) on the principal securities exchange on which the Common Stock is then listed for trading for the applicable trading day or if there is no trading of the stock on such date, then the closing price of the stock as quoted on such exchange on the next preceding date on which there was trading in such shares or (ii) if the Common Stock is not then listed or quoted on any such market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee for purposes of granting Awards under the Plan, in accordance with applicable provisions of Code Section 409A.

(v) "Incentive Stock Option" shall mean an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

(w) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(x) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(y) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

(z) "Other Eligible Person" shall mean any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

(aa) "Other Stock Award" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(bb) "Participant" shall mean an Eligible Person who has been granted or received an Award under this Plan.

(cc) "Performance Goal" shall mean EBITDA or EPS or EVA or Return on Assets or ROE or Cash Flow or Total Stockholder Return, and "Performance Goals" means any combination thereof.

(dd) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 6.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(ee) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant. become the legal representative of the Participant.

(ff) "Plan" shall mean this 2007 Stock Incentive Plan. "Plan" shall mean this 2007 Stock Incentive Plan. 2007 Stock Incentive Plan.

(gg) "QDRO" shall mean a qualified domestic relations order. "QDRO" shall mean a qualified domestic relations order. a qualified domestic relations order.

(hh) "Restricted Shares" or "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement. Agreement. Agreement. Agreement.

(ii) "Restricted Stock Unit" shall mean shall mean a fixed number of shares of Common Stock awarded to a Participant under this Plan by crediting such shares to a notional account of the Company. shares to a notional account of the Company. of the Company.

(jj) "Retirement" shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65 or, in the case of a Non-Employee Director, a retirement or resignation as a director after at least five years service as a director. director after at least five years service as a director. at least five years service as a director.

(kk) "Return on Assets" shall mean consolidated net income of the Corporation, divided by the average total assets for the period. divided by the average total assets for the period. total assets for the period.

(ll) "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common shareholders equity. shareholders equity. shareholders equity. shareholders equity.

(mm) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time. pursuant to the Exchange Act, as amended from time to time. the Exchange Act, as amended from time to time.

(nn) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act. Exchange Act. Exchange Act. Exchange Act.

(oo) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time. time to time. time to time. time to time.

(pp) "Stock Appreciation Right" shall mean a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock. Stock. Stock. Stock.

(qq) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. directly or indirectly by the Corporation. Corporation.

(rr) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

(ss) "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measures on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

---------------------------------------------------------------------------
                                IMPORTANT
If you receive this proxy statement with a voting instruction form from your broker, bank or other nominee, please vote in accordance with the Board's recommendations, and sign, date and mail the enclosed voting instruction form in the postage-paid envelope provided.


YOUR VOTE IS IMPORTANT. Please take a moment to SIGN, DATE and PROMPTLY RETURN your proxy card or voting instruction form in the postage-paid envelope provided.


---------------------------------------------------------------------------










                                   [FAVS LOGO]

                               15 Riverside Avenue
                           Westport, Connecticut 06880
                                  www.favs.com

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          FIRST AVIATION SERVICES INC.

                                  JUNE 26, 2007


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


              * Please detach and mail in the envelope provided. *

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
--------------------------------------------------------------------------------

1. Election of one Director for a term   2. Ratification of the appointment of
   to expire at the Annual Meeting of       Ernst & Young LLP as the independent
   Stockholders in the year 2010 (Class     registered public accounting firm of
   II).                                     First Aviation Services Inc. for the
                                            fiscal year ending January 31, 2008.
                              NOMINEE:
[_] FOR THE NOMINEE     ROBERT L. KIRK              FOR   AGAINST   ABSTAIN
                                                    [_]     [_]       [_]
[_] WITHHOLD AUTHORITY
    FOR THE NOMINEE                      3. Approval of the First Aviation
                                            Services Inc. 2007 Stock Incentive
----------------------------------------    Plan.

                                                    FOR   AGAINST   ABSTAIN
                                                    [_]     [_]       [_]

                                         4. In their discretion, the Proxies
                                            are authorized to vote upon such
                                            other business as may properly come
                                            before the meeting.

                                         THIS PROXY, WHEN PROPERLY EXECUTED,
                                         WILL BE VOTED IN THE MANNER DIRECTED
                                         HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                         IF NO DIRECTION IS MADE, THIS PROXY
                                         WILL BE VOTED FOR THE NOMINEE LISTED
                                         ABOVE AND FOR PROPOSALS 2 AND 3.

                                         PLEASE VOTE, SIGN, DATE AND RETURN THE
                                         PROXY CARD USING THE ENCLOSED ENVELOPE.


----------------------------------------


To change the address on your account,
please check the box at right and
indicate your new address in the        ----------------------------------------
address space above. Please note
that changes to the registered name(s)
on the account may not be submitted
via this method                    [_]

--------------------------------------------------------------------------------


Signature of                              Signature of
Stockholder _______________ Date:____     Stockholder _______________ Date:____


   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY

                          FIRST AVIATION SERVICES INC.
                 15 RIVERSIDE AVE., WESTPORT, CONNECTICUT 06880

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Aaron P. Hollander and Robert E. Malachowski as proxies, each with the power to appoint his substitute and hereby authorizes each of them to vote, as designated on the reverse side, all the shares of Common Stock of First Aviation Services Inc. held of record by the undersigned on May 25, 2007 at the First Aviation Services Inc. Annual Meeting of Stockholders to be held on June 26, 2007 or any adjournment thereof.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)